Other current assets	6 Months Ended
Jun. 30, 2023
Other current assets
Other current assets

7. Other current assets

	June 30,	December 31,
	2023	2022
Other financial assets	16,744	3,165
Trade and other receivables	255,656	416,875
Contract asset (Indivior PLC)	246,626	181,441
Prepayments	1,003,491	270,394
Total other current assets	1,522,517	871,875

Other current assets increased by CHF 0.7 million as of June 30, 2023 compared to December 31, 2022 primarily due to increased prepayments in Directors and Officers (D&O) Insurance premium and retirement benefits paid annually at the beginning of the year. The Group applies the IFRS 9 simplified approach to measuring expected credit losses (“ECL”), which uses a lifetime expected loss allowance for all contract assets, trade receivables and other receivables. As of June 30, 2023, the combined amount of the contract asset, trade receivables and other receivables primarily relating to the research agreement with Indivior, amounted to CHF 0.5 million compared to CHF 0.6 million as of December 31, 2022 and decreased by CHF 0.1 million primarily due to the payment of the grant by Eurostars/Innosuisse in Q1 2023. The Group considers contract asset, trade receivables and other receivables have a low risk of default based on historic loss rates and forward-looking information on macroeconomic factors affecting the ability of the third parties to settle invoices. As a result, expected loss allowance has been deemed as nil as of June 30, 2023 and December 31, 2022.